                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                       Date of Report: August 26, 1997


                   PRINCETON DENTAL MANAGEMENT CORPORATION
           (Exact Name of Registrant as Specified in its Charter)




DELAWARE                        0-20222                 36-3484607
(State or Other                 (Commission             (I.R.S. Employer
Jurisdiction of                 File Number)            Identification No.)
Incorporation)


                 7421 West 100th Place, Bridgeview, IL 60455
                  (Address of Principal Executive Offices)


                               (708) 974-4000
            (Registrant's Telephone Number, including Area Code)

                   PRINCETON DENTAL MANAGEMENT CORPORATION


Item 5. Other Events.

        The Board of Directors announced that, effective as of August 18, 1997, PDMC approved a Five-for-One Reverse Stock Split of its common stock.

        The Board of Directors of Princeton Dental Management Corporation held
its Annual Meeting of Shareholders on August 15, 1997.   The Shareholders of
PDMC have elected the following individuals to hold office as the Board of Directors, until the annual meeting of shareholders for fiscal year 1997 or until their respective successors have been elected: Mr. Frank Leonard Laport, Mr. George B. Collins, Mr. Gary A. Lockwood, Dr. Zigmund C. Porter, and Dr. Richard S. Sokol. Messrs. Collins, Laport, and Lockwood have served as directors of the Company since August 9, 1996. Mr. Laport also serves as Chairman of the Board and Chief Executive Officer, Mr. Lockwood serves as Chief Operating Officer and President. The shareholders have also ratified the appointment of Kirkland, Brakeman, Russ, Murphy, and Tapp as the independent auditors of the Company for fiscal year 1997.



Item 7. Financial Statements and Exhibits

        The Company's Balance Sheet and Statement of Operations for the Seven Month Period Ending July 31, 1997, with certain pro-forma adjustments reflecting certain the conversions of debt to equity through August 25, 1997 are attached as Exhibit A.


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report of Form 8-K, to be signed on its behalf, by the undersigned there unto duly authorized.


Dated:  August 26, 1997.

PRINCETON DENTAL MANAGEMENT CORPORATION



By:
     ---------------------------------------
     Gary A. Lockwood,
     President and Chief Operating Officer

                                                                EXHIBIT A



                    PRINCETON DENTAL MANAGEMENT CORPORATION
                     Condensed Consolidated Balance Sheets
   For Seven Months Ending July 31, 1997 and Year Ending December 31, 1996


                ASSETS                                          July 31, 1997         December 31, 1996
                ------                                          -------------         -----------------
                                                                (Unaudited)
Current Assets:

     Cash and cash Equivalents                                $   351,862            $   185,235
     Accounts Receivable, net of allowances
       for doubtful accounts of $301,336 and
       $265,000 respectively                                    1,066,141              1,170,640
     Current portion of loan receivable - affiliate                 9,991                  9,991
     Inventories                                                  120,911                105,193
     Other Current Assets                                         139,669                 95,847
                                                              -----------           ------------
          Total Current Assets                                  1,688,574              1,566,906


Property and equipment, net                                       798,669              1,159,524
Goodwill, net of accumulated amortization of
  $1,842,486 and $1,829,516, respectively                       5,781,438              7,002,192
Loan Receivable - affiliate                                         5,518                 10,820
Other Assets, net                                                 914,279                543,512
                                                              -----------           ------------

          Total Other Assets                                    7,499,904              8,716,048





          Total Assets                                        $ 9,188,478           $ 10,282,954
                                                              ===========           ============

                                                                     EXHIBIT A

                    PRINCETON DENTAL MANAGEMENT CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS
    FOR SEVEN MONTHS ENDING JULY 31, 1997 AND YEAR ENDING DECEMBER 31, 1996

  LIABILITIES AND SHAREHOLDERS EQUITY                           JULY 31, 1997   DECEMBER 31, 1996
                                                                -------------   -----------------
                                                                 (UNAUDITED)
Current Liabilities:
   Notes Payable                                                $     80,591       $    179,000
   Notes Payable to shareholders                                     122,948            122,948
   Current portion of capital lease obligations                       18,036             25,883
   Current portion of long-term debt                                 715,806            715,806
   Convertible secured debt                                        2,115,924          2,115,924
   Accounts Payable                                                1,142,545          1,442,487
   Accrued salaries and wages                                        628,653            743,958
   Other accrued expenses                                            518,132            583,142
                                                                ------------       ------------

      Total Current Liabilities                                    5,342,635          5,929,148

Long-term debt, excluding current portion                          2,218,754          3,267,106
Capital lease obligations, excluding current portion                  23,803             38,145
                                                                ------------       ------------

      Total Liabilities                                            7,585,192          9,234,399
                                                                ------------       ------------

Shareholder's Equity:
   Series A 11.75% Cumulative Convertible
    Preferred Stock par value $1.00 per share;
    authorized shares - 1,000,000; issued and
    outstanding - 2,848 at December 31, 1996                           2,848              2,848
   Series B Preferred Stock, par value $1.00
    per share; authorized shares - 100; issued
    and outstanding - 100 at December 31, 1996                           100                100
   Common stock, par value $0.0001 per share;
    authorized shares - 25,000,000; issued and
    outstanding - 2,024,465 at July 31, 1997
    and December 31, 1996                                                255              1,012
   Less: 309,217 shares Common Stock held
    in treasury, at cost                                            (331,771)          (331,771)

   Additional Paid-In Capital                                     15,258,313         15,107,556
   Accumulated Deficit                                           (13,326,459)       (13,731,190)
                                                                ------------       ------------

      Net Shareholders' Equity                                     1,603,286          1,048,555
                                                                ------------       ------------

      Total Liabilities and Stockholders' Equity                $  9,188,478       $ 10,282,954
                                                                ============       ============

                                                                    EXHIBIT A



                    PRINCETON DENTAL MANAGEMENT CORPORATION
                 Condensed Consolidated Statements of Operation
                                  (Unaudited)


                                                          One Month            Seven Months
                                                            Ended                Ended
Revenue:                                                July 31, 1997         July 31, 1997
                                                        -------------         -------------
     Practice Revenue                                   $   816,491            $  6,405,817
     Laboratory Revenue                                     355,636               2,517,121
                                                        -----------            ------------
          Total Revenue                                 $ 1,172,127            $  8,922,938
                                                        -----------            ------------
Expenses:

     Practice compensation and Benefits                     567,493               4,565,372
     Other Practice Expense                                 150,913               1,239,778
     Cost of Laboratory Revenue & Expenses                  271,332               1,991,827
     General Corporate Expenses                              42,189                 447,446
     Depreciation and Amortization                           81,489                 444,814
                                                        -----------            ------------
          Total Operating Expenses                        1,113,416               8,689,237
                                                        -----------            ------------
          Operating Income                                   58,711                 233,701

     Gain from sale of practices & laboratory                68,636                 282,590
     Interest Expense *                                     293,607                (154,832)
     Other Income                                            23,357                  43,283
                                                        -----------            ------------
          Net Income                                    $   444,311            $    404,742
                                                        ===========            ============
          Net Income Per Share                          $      0.04            $       0.04
                                                        ===========            ============



* Represents the waiver of interest by the Company's main creditor.